                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2003 (December 3, 2003)
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                                    NN, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-23486                 62-1096725
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                   37604
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code           (423) 743-9151
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On  December 3, 2003,  the  Company  issued a press  release  announcing  it had received a notice from Nasdaq  related to the  delayed  filing of its  quarterly report on Form  10-Q for the  fiscal  third  quarter  2003.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     99.1    Press Release dated December 3, 2003.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: December 4, 2003

                                       NN, INC.

                                       By: /s/ William C. Kelly, Jr.
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                                           William C. Kelly, Jr.,
                                           Secretary, Treasurer and Chief
                                           Administrative Officer